UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 31, 2009

AURORA OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

UTAH	000-25170	87-0306609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI	49684
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(231) 941-0073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As previously reported on July 12, 2009, Aurora Oil & Gas Corporation (the “Company”) and the Company’s subsidiary, Hudson Pipeline & Processing Co., LLC (together, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Western District of Michigan (the “Court”).  The Debtors’ case is 09-08254(SWD).

As required in connection with the Debtors’ cases under the Bankruptcy Code, on September 4, 2009 the Debtors’ filed unaudited stand-alone Monthly Operating Reports for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one and seven months ended July 31, 2009 and balances as of July 12, 2009 (filing date) and July 31, 2009 (the "MOR’s") with the Court. A copy of the MOR’s are filed as Exhibit 99.1 and Exhibit 99.2 to this report.

The MOR’s were prepared solely for the purpose of complying with monthly reporting requirements of the Bankruptcy Code and in a format prescribed under the Bankruptcy Code and should not be used for investment purposes. The MOR’s are limited in scope and cover a limited time period and may not be indicative of the Debtors’ financial condition or results of operations for any period that would be reflected in the Debtors’ financial statements or, if filed, its periodic reports under the Securities Exchange Act of 1934, as amended. The financial information that the MOR’s contain is preliminary and unaudited and is subject to revision and additional qualifications and limitations as described in the Explanatory Notes to the MOR’s.  Readers are advised to read and consider such qualifications and limitations carefully. The MOR’s will not be subject to audit or review by the Company’s external auditors on a stand-alone basis at any time in the future.  The financial statements in the MOR’s are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. There can be no assurance that the information in the MOR’s are complete, and the Debtors’ caution readers not to place undue reliance on the MOR’s. The information in the MOR’s is not, and should not be viewed as, indicative of future results.

Additional information regarding the Debtors' bankruptcy cases, including access to court documents and other general information, are available to the public at www.donlinrecano.com/aurora.  Information contained on, or that can be accessed through, this website is not part of this report.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements by the Debtors’ of expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Debtors’ management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Debtors’ future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, the Debtors’ undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investors are cautioned that all forward-looking statements involve risks and uncertainties including without limitation the Debtors’ ability to continue as a going concern; the Debtors’ ability to obtain debtor-in-possession (“DIP”) financing or authorization to use cash collateral on an interim or final basis to fund the Debtors’ working capital or other needs; the Debtors’ ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by the Debtors’ from time to time; the Debtors’ ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Debtors’ bankruptcy cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that the Debtors’ has to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or examiner or to convert the Debtors’ bankruptcy cases to cases under chapter 7 of the U.S. Bankruptcy Code; the Debtors’ ability to obtain and maintain normal terms with vendors, service providers, and leaseholders and to obtain orders authorizing payments to such parties; the Debtors’ ability to maintain contracts that are critical to its operations; the potential adverse impact of the Debtors’ bankruptcy cases on the Debtors’ liquidity or results of operations; the Debtors’ ability to fund and execute its business plan; the Debtors’ ability to attract, motivate and retain key executives and employees; the Debtors’ ability to enter into hedging contracts; general market conditions; adverse capital and credit market conditions; the costs and accidental risks inherent in exploring and developing new oil and natural gas reserves; the price for which such reserves and production can be sold; fluctuation in prices of oil and natural gas; the uncertainties inherent in estimating quantities of proved reserves and cash flows; competition; actions by third party co-owners in properties in which the Debtors’ also owns an interest; acquisitions of properties and businesses; operating hazards; environmental concerns affecting the drilling of oil and natural gas wells; impairment of oil and natural gas properties due to depletion, low oil and gas prices, or other causes; and hedging decisions, including whether or not to hedge. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtors’ various pre-petition liabilities and the Debtors’ common stock. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 cases to each of these constituencies. No assurance can be given that there will be any remaining value for shareholders if and when the Debtors’ emerges from bankruptcy.  Accordingly, the Debtors’ urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

99.1
Aurora Oil & Gas Corporation Monthly Operating Report for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one and seven months ended July 31, 2009 and balances as of July 12, 2009 (filing date) and July 31, 2009.

99.2
Hudson Pipeline & Processing Co., LLC Monthly Operating Report for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one and seven months ended July 31, 2009 and balances as of July 12, 2009 (filing date) and July 31, 2009.

SIGNATURE

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA OIL & GAS CORPORATION

Date: September 10, 2009	By:	/s/ Barbara E. Lawson
By: Barbara E. Lawson Its: Chief Financial Officer